July 23, 1997




                            THE CHASE MANHATTAN BANK
                                 270 Park Avenue
                          New York, New York 10017-2070

                                  July 23, 1997


Alliance Entertainment Corp.
110 East 59th Street, 18th Floor
New York, New York 10022

Attention:  Chief Financial Officer

                                Letter Agreement

Gentlemen:

     This has reference to (i) the Revolving Credit and Guaranty Agreement dated as of July 17, 1997 (the "Agreement") among Alliance Entertainment Corp. as Borrower, the Guarantors named therein who are parties thereto as of the date hereof and The Chase Manhattan Bank, as Agent and as Bank and (ii) the Security and Pledge Agreement referred to therein. All terms used herein that are defined in the Agreement shall have the same meanings herein.

     The Borrower has advised that it is not, at the present time, intending to cause the Red Ant Entities to commence Chapter 11 proceedings and that it desires to make intercompany advances to such entities using the proceeds of certain Loans in an aggregate amount not to exceed $1,250,000. The Agent and the Banks have agreed to permit such financing on the condition each of the Red Ant Entities become party to the Agreement and the Security and Pledge Agreement.

     In connection with the foregoing, the Borrower has requested that certain provisions of the Agreement be modified as set forth herein. Accordingly, the Borrower, the Guarantors, the Agent and the Bank hereby agree as follows:

     (i) Section 3.5 is hereby amended by deleting the parenthetical appearing therein in its entirety and by inserting in lieu thereof the following:

     "(other than in the case of the Foreign Subsidiaries and the Red Ant Entities)";

     (ii) Notwithstanding the provisions of Sections 5.2, 6.2 and 6.10 of the Agreement, the Borrower shall be permitted to sell the assets or stock of the Red Ant Entities in accordance with the provision of Section 6.12(ii) of the Agreement;

     (iii) Section 5.9 is hereby amended by adding the parenthetical "(other than the Red Ant Entities)" after the defined term "Guarantor" in each instance where such defined term appears;

     (iv) Section 6.11 of the  Agreement  is hereby  amended by deleting  clause
(vi) in its entirety and by inserting in lieu thereof the following:

     "(vi) advances to the Red Ant Entities (whether or not the Red Ant Entities shall have filed petitions under Chapter 11 of the Bankruptcy Code) during the period (the "Period") commencing on the date of this Amendment Letter and ending thirty (30) days thereafter in an amount not to exceed the amounts set forth in the cash flow budget for the Red Ant Entities previously delivered to the Agent, or in an aggregate amount not to exceed $1,250,000."

     (v) Schedule 3.5 to the Credit Agreement and Schedules 1, 3, 5 and 6 to the Security and Pledge Agreement are hereby amended in their entirety in the form of Exhibit A and Exhibit B hereto, respectively.

     (vi) By their execution hereof, each of the Red Ant Entities shall become party to the Agreement and the Pledge and Security Agreement upon the effectiveness of this Letter Agreement.

     Notwithstanding anything to the contrary in Section 5.14 of the Agreement or elsewhere, upon their execution hereof the Red Ant Entities shall be deemed to be Guarantors under the Agreement for all purposes under the Agreement and under all other Documents.

     This Letter Agreement shall not become effective until (i) the Agent shall have received counterparts hereof executed by the Agent, the Bank, the Borrower and the Guarantors, (ii) the Bankruptcy Court shall have approved the terms of this Letter Agreement by entry of an order satisfactory in form and substance to the Agent in its sole discretion,(iii) the Agent shall have received the Borrower's budget for the Red Ant Entities for the Period and such budget shall be satisfactory in form and substance to the Agent in its sole discretion and
(iv) the Agent shall have received evidence satisfactory to it that the Red Ant Entities shall have satisfied each of the conditions precedent set forth in
Section 4.1 of the Agreement applicable to it (other than the entry of the Interim Order or any other order of the Bankruptcy Court).

     This Letter Agreement shall be limited precisely as written and shall not be deemed to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Agreement or any of the instruments or agreements referred to therein or to prejudice any right or rights which the Agent or the Bank may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein.

             This Letter Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same letter.

     This Letter Agreement shall be construed in accordance with and governed by the laws of the State of New York.


                                          Very truly yours,

                                          THE CHASE MANHATTAN BANK,
                                          Individually and as Agent

                                      By:
                                           ---------------------------
                                            Title:
AGREED AND ACCEPTED:

ALLIANCE ENTERTAINMENT CORP.

By:
   ----------------------
   Title:

GUARANTORS:

CONCORD RECORDS, INC.
INDEPENDENT NATIONAL DISTRIBUTORS, INC.
AEC ONE STOP GROUP, INC.
PASSPORT MUSIC DISTRIBUTION, INC.
FL ACQUISITION CORP.
ALLIANCE VENTURES, INC.
EXECUSOFT, INC.
AEC ACQUISITION CORP.
CASTLE COMMUNICATIONS (U.S.), INC.
PASSPORT MUSIC WORLDWIDE, INC.
AEC AMERICAS, INC.
AE LAND CORP.
ONE WAY RECORDS, INC.
MATRIX SOFTWARE, INC.

By:
   -----------------------------
   Title:

RED ANT BOX, INC.
RED ANT HOLDINGS, INC.
BLACK ANT MUSIC, INC.
ARMY ANT MUSIC, INC.
VELVET ANT MUSIC, INC.

By:
   -------------------------
   Title:


RED ANT LLC
By:      Red Ant Box, Inc., its managing member


By:
    --------------------------
    Title: